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                          Supplement dated May 1, 2000
                       To the Prospectus dated May 1, 2000

                                 Select*Life NY
                                Select*Annuity NY
                            Variable Estate Design(SM)


ReliaStar Financial Corp. ("ReliaStar"), the parent company of ReliaStar Life Insurance Company of New York ("ReliaStar New York"), has entered into an Agreement and Plan of Merger dated as of April 30, 2000 (the "Agreement"), with ING Groep N.V. ("ING") and ING America Insurance Holdings, Inc. The Agreement provides for the acquisition of ReliaStar and its subsidiaries by ING. The acquisition is currently expected to be completed in the third quarter of 2000. The completion of the transaction is subject to various contingencies and to the receipt of all regulatory and shareholder approvals. Following the completion of the transaction, ReliaStar New York will continue to be responsible for all contracts issued by it.

ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.




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